                                                                    EXHIBIT 10.3


                           EMPLOYEE MATTERS AGREEMENT

                                      AMONG

                                TRANSOCEAN INC.,

                            TRANSOCEAN HOLDINGS INC.,

                                       AND

                                      TODCO




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                                TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS............................................................................................1
                      AGREEMENT...................................................................................1
                      CODE........................................................................................1
                      DOL.........................................................................................1
                      ERISA.......................................................................................2
                      FMLA........................................................................................2
                      GROUP.......................................................................................2
                      IPO.........................................................................................2
                      IPO CLOSING DATE............................................................................2
                      IRS.........................................................................................2
                      PARTICIPATING COMPANY.......................................................................2
                      PERSON......................................................................................2
                      PLAN........................................................................................2
                      R&B FALCON MANAGEMENT.......................................................................2
                      SEC.........................................................................................2
                      SEPARATION..................................................................................2
                      SEPARATION AGREEMENT........................................................................2
                      SUBSIDIARY..................................................................................3
                      TAX ALLOCATION AGREEMENT....................................................................3
                      TODCO.......................................................................................3
                      TODCO BUSINESS..............................................................................3
                      TODCO CLASS A COMMON STOCK..................................................................3
                      TODCO EMPLOYEE..............................................................................3
                      TODCO GROUP.................................................................................3
                      TODCO VOTING STOCK..........................................................................3
                      TRANSFERRED EMPLOYEE........................................................................3
                      TRANSITION SERVICES AGREEMENT...............................................................3
                      TRANSOCEAN..................................................................................3
                      TRANSOCEAN BUSINESS.........................................................................3
                      TRANSOCEAN GROUP............................................................................4
                      TRANSOCEAN HOLDINGS.........................................................................4

ARTICLE II. GENERAL PRINCIPLES....................................................................................4
         2.01         TODCO PLANS.................................................................................4
         2.02         TRANSOCEAN PLANS............................................................................5
         2.03         SECONDED EMPLOYEES..........................................................................6
         2.04         COAL COMPANY LIABILITIES....................................................................6

ARTICLE III. DEFINED BENEFIT PLANS................................................................................6
         3.01         TRANSOCEAN HOLDINGS' OBLIGATIONS............................................................6
         3.02         TODCO EMPLOYEES' PARTICIPATION..............................................................7
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ARTICLE IV. DEFINED CONTRIBUTION PLANS............................................................................7
         4.01         ACKNOWLEDGEMENT OF PRIOR ACTIONS............................................................7
         4.02         COVENANT TO CONTRIBUTE......................................................................7

ARTICLE V. WELFARE PLANS..........................................................................................8
         5.01         PARTICIPATION IN AND GENERAL ADMINISTRATION OF WELFARE PLANS................................8
         5.02         ADMINISTRATION AND AUDIT OF CERTAIN WELFARE PLANS...........................................9
         5.03         COBRA AND HIPAA............................................................................11
         5.04         LEAVE OF ABSENCE AND FMLA..................................................................11
         5.05         WORKERS' COMPENSATION......................................................................11

ARTICLE VI. EQUITY AND OTHER COMPENSATION........................................................................11
         6.01         [OPTIONS...................................................................................11
         6.02         STOCK PURCHASE PLAN........................................................................12

ARTICLE VII. CERTAIN TRANSITION MATTERS..........................................................................12
         7.01         TRANSITION SERVICES AGREEMENT..............................................................12
         7.02         REQUESTS FOR IRS AND DOL OPINIONS..........................................................12
         7.03         CONSENT OF THIRD PARTIES...................................................................12
         7.04         TAX COOPERATION............................................................................12
         7.05         PLAN RETURNS...............................................................................12

ARTICLE VIII. EMPLOYMENT-RELATED MATTERS.........................................................................13
         8.01         TERMS OF TODCO EMPLOYMENT..................................................................13
         8.02         NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES................................13

ARTICLE IX. GENERAL PROVISIONS...................................................................................13
         9.01         EFFECT IF IPO DOES NOT OCCUR...............................................................13
         9.02         LIMITATION OF LIABILITY....................................................................13
         9.03         RELATIONSHIP OF PARTIES....................................................................14
         9.04         INCORPORATION OF SEPARATION AGREEMENT PROVISIONS...........................................14
         9.05         GOVERNING LAW..............................................................................14
         9.06         SEVERABILITY...............................................................................14
         9.07         AMENDMENT..................................................................................14
         9.08         TERMINATION................................................................................15
         9.09         CONFLICT...................................................................................15
         9.10         COUNTERPARTS...............................................................................15
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                           EMPLOYEE MATTERS AGREEMENT

                  This EMPLOYEE MATTERS AGREEMENT (this "Agreement") is entered into as of _________________, among Transocean Inc., a company organized under the laws of the Cayman Islands ("Transocean"), Transocean Holdings Inc., a Delaware corporation ("Transocean Holdings"), and TODCO (formerly named R&B Falcon Corporation), a Delaware corporation ("TODCO"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Article I hereof.

                                    RECITALS

                  WHEREAS, TODCO is an indirect wholly owned Subsidiary of Transocean and Transocean Holdings is a direct wholly owned Subsidiary of Transocean; and

                  WHEREAS, Transocean and TODCO currently contemplate that TODCO will make an initial public offering ("IPO") of shares of TODCO Class A Common Stock held by Transocean and its Subsidiaries pursuant to a registration statement on Form S-1 filed pursuant to the Securities Act of 1933, as amended; and

                  WHEREAS, in connection with the IPO, the TODCO Group shall separate from the Transocean Group and each Group will accordingly acquire certain assets from and assume certain liabilities of the other Group; and

                  WHEREAS, in furtherance of the foregoing, Transocean, Transocean Holdings and TODCO have agreed to enter into this Agreement to allocate among them assets, liabilities and responsibilities with respect to certain employee compensation, benefit plans and programs, and certain employment matters.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control:

                  AGREEMENT. "Agreement" means this Employee Matters Agreement and all amendments made hereto from time to time.

                  CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  DOL. "DOL" means the United States Department of Labor.



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

                  ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  FMLA. "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

                  GROUP. "Group" shall have the meaning set forth in the Separation Agreement.

                  IPO. "IPO" has the meaning set forth in the Recitals hereof, as the same is further described in the Separation Agreement.

                  IPO CLOSING DATE. "IPO Closing Date" means the first date on which the proceeds of any sale of TODCO Class A Common Stock to the underwriters in the IPO are received.

                  IRS. "IRS" means the United States Internal Revenue Service.

                  PARTICIPATING COMPANY. "Participating Company" means: (a) Transocean; (b) any Person (other than an individual) that Transocean has approved for participation in, has accepted participation in, or which is participating in, a Plan sponsored by Transocean; or (c) any Person (other than an individual) that, by the terms of such a Plan, participates in such a Plan sponsored by Transocean or any employees of which, by the terms of such a Plan, participate in a Plan.

                  PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  PLAN. "Plan," depending on the context, may mean any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees or directors of Transocean, TODCO or any member of the Transocean Group or the TODCO Group. "Plan," when immediately preceded by "Transocean," means a Plan sponsored by Transocean or a member of the Transocean Group. When immediately preceded by "TODCO," "Plan" means a Plan sponsored by TODCO or a member of the TODCO Group.

                  R&B FALCON MANAGEMENT. "R&B Falcon Management" means R&B Falcon Management Services Inc., a Delaware corporation.

                  SEC. "SEC" means the United States Securities and Exchange Commission.

                  SEPARATION. "Separation" shall have the meaning set forth in the Separation Agreement.

                  SEPARATION AGREEMENT. "Separation Agreement" means the Master Separation Agreement among Transocean, Transocean Holdings and TODCO entered into as of _____________.



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                  SUBSIDIARY. "Subsidiary" shall have the meaning set forth in the Separation Agreement.

                  TAX ALLOCATION AGREEMENT. "Tax Allocation Agreement" means the Tax Allocation Agreement, which is attached as an exhibit to the Separation Agreement.

                  TODCO. "TODCO" means TODCO (formerly known as R&B Falcon Corporation), a Delaware corporation. In all such instances in which TODCO is referred to in this Agreement, it shall also be deemed to include a reference to each member of the TODCO Group, unless it specifically provides otherwise; TODCO shall be solely responsible to Transocean for ensuring that each member of the TODCO Group complies with the applicable terms of this Agreement.

                  TODCO BUSINESS. "TODCO Business" shall have the meaning set forth in the Separation Agreement.

                  TODCO CLASS A COMMON STOCK. "TODCO Class A Common Stock" shall have the meaning set forth in the Separation Agreement.

                  TODCO EMPLOYEE. "TODCO Employee" means any individual who is employed in the TODCO Business during the relevant time period.

                  TODCO GROUP. "TODCO Group" shall have the meaning set forth in the Separation Agreement.

                  TODCO VOTING STOCK. "TODCO Voting Stock" shall have the meaning set forth in the Separation Agreement.

                  TRANSFERRED EMPLOYEE. "Transferred Employee" means any individual who was previously employed in the Transocean Business and then was transferred to work in the TODCO Business on or prior to the IPO Closing Date and remained employed in the TODCO Business as of the IPO Closing Date or did not return to work in the Transocean Business prior to the IPO Closing Date.

                  TRANSITION SERVICES AGREEMENT. "Transition Services Agreement" means the Transition Services Agreement, which is attached as an exhibit to the Separation Agreement.

                  TRANSOCEAN. "Transocean" means Transocean Inc., a company organized under the laws of the Cayman Islands. In all such instances in which "Transocean" is referred to in this Agreement, it shall also be deemed to include a reference to each member of the Transocean Group, unless it specifically provides otherwise.

                  TRANSOCEAN BUSINESS. "Transocean Business" shall have the meaning set forth in the Separation Agreement.



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

                  TRANSOCEAN GROUP. "Transocean Group" shall have the meaning set forth in the Separation Agreement.

                  TRANSOCEAN HOLDINGS. "Transocean Holdings" means Transocean Holdings Inc., a Delaware corporation.

                                   ARTICLE II.

                               GENERAL PRINCIPLES

         2.01 TODCO PLANS.

                  (a) Non-Duplication of Benefits. With respect to the Plans that TODCO establishes or maintains on or after the IPO Closing Date, the separate TODCO Plans shall be, with respect to employees of the TODCO Group, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Transocean Plans. Transocean and TODCO shall mutually agree, if necessary, on methods and procedures, including amending the respective Plan documents, to prevent employees of the TODCO Group from receiving duplicate benefits from the Transocean Plans and the TODCO Plans.

                  (b) Service Credit. Except as specified otherwise in this Agreement or as required by applicable law, with respect to TODCO Employees, each TODCO Plan in existence on the IPO Closing Date shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the IPO Closing Date, were recognized under the corresponding Transocean Plan shall, as of the IPO Closing Date, receive full recognition and credit and be taken into account under such TODCO Plan to the same extent as if such items occurred under such TODCO Plan, except to the extent that duplication of benefits would result. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date" or "eligibility date" rules under the TODCO Plans and the Transocean Plans.

                  (c) Beneficiary Designations. Subject to Section 7.03 of this Agreement, all beneficiary designations made by the TODCO Employees for the Transocean Plans shall be transferred to and be in full force and effect under the corresponding TODCO Plans until such time, if ever, that any such beneficiary designation is replaced or revoked by the TODCO Employee who made the beneficiary designation.

                  (d) TODCO Under No Obligation to Maintain Plans. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude TODCO, at any time from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any TODCO Plan, any benefit under any TODCO Plan or any trust, insurance policy or funding vehicle related to any TODCO Plan (to the extent permitted by law).



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

         2.02 TRANSOCEAN PLANS.

                  (a) TODCO's Participation in Transocean Plans. After the IPO Closing Date, TODCO shall continue to be a Participating Company in the Transocean U.S. Life Insurance Plan, the Transocean U.S. Long Term Disability Plan and the Transocean Accidental Death & Dismemberment Plan for the period of time specified in this Agreement, subject to the terms and conditions provided in said Plans and in Articles III and IV of this Agreement. Except as otherwise provided in this Section 2.02(a) or unless the prior written consent of Transocean is obtained, TODCO shall not participate in any Transocean Plans.

                  (b) Transocean's General Obligations as Plan Sponsor. Transocean or Transocean Holdings, whichever is applicable, shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, the Transocean Plans specifically identified in Section 2.02(a), and shall have the sole and absolute discretion and authority to interpret said Transocean Plans, as set forth therein, subject to the specific arrangements provided in Articles III, IV and V of this Agreement. Transocean shall not discriminate against TODCO Employees in favor of employees employed by the Transocean Group with respect to the administration and/or distribution of benefits under said Transocean Plans.

                  (c) TODCO's General Obligations as Participating Company. TODCO shall perform with respect to its participation in the Transocean Plans identified in Section 2.02(a) above, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation): (i) assisting in the administration of claims, to the extent requested by the claims administrator of the applicable Transocean Plan; (ii) cooperating fully with Transocean Plan auditors, benefit personnel and benefit vendors;
         (iii) preserving the confidentiality of all financial arrangements Transocean has or may have with any vendors, claims administrators, trustees or any other entity or individual with whom Transocean has entered into an agreement relating to the Transocean Plans; and (iv) preserving the confidentiality of participant information (including, without limitation, personal health information) to the extent not specified otherwise in this Agreement. In addition, TODCO shall provide, or cause to be provided, all participant information that is necessary or appropriate for the efficient and accurate administration of each Transocean Plans identified in Section 2.02(a) during the respective periods applicable to such Plans. Transocean and its respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for the administration of said Plans.

                  (d) Reporting and Disclosing Communications to Participants. While TODCO is a Participating Company in the Transocean Plans, Transocean or Transocean Holdings, whichever is applicable, shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Transocean Plan-related communications and materials to participating TODCO Employees and their beneficiaries, including



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         (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the Transocean Plans. TODCO shall provide all information needed by Transocean to facilitate such Transocean Plan-related communications. TODCO shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all TODCO Plan-related communications and materials to participating TODCO Employees and their beneficiaries. TODCO shall assist, and TODCO shall cause each other applicable member of the TODCO Group to assist, Transocean in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports, for the Transocean Plans, where applicable.

         2.03 SECONDED EMPLOYEES. Certain employees of Transocean Holdings are seconded to work in the TODCO Business ("Seconded Employees"). Effective as of December 31, 2002, the Seconded Employees ceased to participate in any Transocean Plans. Effective as of January 1, 2003, such employees commenced to participate in and receive coverage under the TODCO Plans, subject to the eligibility provisions of each such Plan. TODCO hereby acknowledges that TODCO shall indemnify and hold Transocean and the Transocean Group and their directors, officers and employees harmless from and against all liability, loss, expense, cost or claims of whatsoever nature, arising out of any acts or omissions of the Seconded Employees who are, at the time of such action or omission, acting in the course and scope of performing services for the benefit of TODCO, except to the extent that such liability arises under the Transocean Plans or is otherwise attributable to services performed for Transocean or any member of the Transocean Group.

         2.04 COAL COMPANY LIABILITIES. Transocean shall continue to administer the group life and health insurance for retired employees who are eligible for such coverage as a result of their employment with Reading & Bates Coal Co. or any of its subsidiaries that conducted coal production activities (each referred to as a "Coal Company"), and be responsible for the costs of such liabilities and the related premium payments for such retired employees in accordance with past practices and the terms and conditions of the applicable plan established, maintained or sponsored by a Coal Company. In addition, Transocean shall continue to administer the occupational injury and disease claims, if any, for employees who were employed by a Coal Company and be responsible for the costs of such liabilities. TODCO shall provide Transocean with any assistance, data or information that is reasonably necessary or appropriate for the efficient and accurate administration of such retiree life and medical coverage and occupational injury and disease claims.

                                  ARTICLE III.

                              DEFINED BENEFIT PLANS

         3.01 TRANSOCEAN HOLDINGS' OBLIGATIONS. Transocean Holdings hereby affirmatively covenants that, to the extent permitted by law, the Transocean Holdings U.S. Pension Plan shall provide that, effective as of the date on which TODCO is no longer a member of the "controlled group" of corporations of Transocean (as defined in section 414(b) of the Code), a participant in said Plan who is employed in the TODCO Business shall be deemed to

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have terminated his or her employment under said Plan and, if otherwise eligible under said Plan, shall be eligible to receive a distribution of benefits in accordance with the terms and conditions of Section 4.18 of said Plan. In addition, Transocean Holdings hereby affirmatively covenants that the Transocean Holdings U.S. Pension Plan shall provide that, effective as of the date on which TODCO is no longer a member of the "controlled group" of corporations of Transocean (as defined in section 414(b) of the Code), affected employees who participate in the Transocean Holdings U.S. Pension Plan shall be entitled to defer the receipt of their accrued benefits under said Plan, to roll over their accrued benefit amount under said Plan to another eligible retirement plan, or to receive a distribution under said Plan, all subject to the terms and conditions of said Plan and to any taxation and early withdrawal penalties.

         3.02 TODCO EMPLOYEES' PARTICIPATION. Effective as of July 1, 1999, the Transocean Holdings U.S. Pension Plan was frozen and TODCO Employees were no longer eligible to first become an active participant in said Plan. In addition, effective as of such date, TODCO Employees who have accrued benefits under said Plan were no longer eligible to actively participate in said Plan and receive credit for benefit service or average monthly compensation for any purpose under said Plan. A Transferred Employee who participates in the Transocean Holdings U.S. Pension Plan shall not be deemed to be a deferred vested participant under the Transocean Holdings U.S. Pension Plan, provided that such employee was eligible to retire on January 1, 2003, and commences his or her benefits under such Plan when he or she terminates employment with TODCO.

                                   ARTICLE IV.

                           DEFINED CONTRIBUTION PLANS

         4.01 ACKNOWLEDGEMENT OF PRIOR ACTIONS. Prior to November 1, 2002, Transferred Employees on the U.S. payroll and employees who were employed in the TODCO Business were eligible to participate in the Transocean U.S. Savings Plan. Effective as of November 1, 2002, employees who were employed in the TODCO Business were no longer eligible to participate in the Transocean U.S. Savings Plan, and said Plan was amended to eliminate participation by such employees as of November 1, 2002. Effective as of November 1, 2002, employees who were employed in the TODCO Business resumed participation in the TODCO Savings Plan (which previously had been frozen). On or about January 1, 2003, liabilities for the account balances under the Transocean U.S. Savings Plan for existing employees who were employed in the TODCO Business, and assets associated with those liabilities, were transferred to the TODCO Savings Plan, and liabilities for the account balances under the TODCO Savings Plan for existing employees who were employed in the Transocean Business, and assets associated with those liabilities, were transferred to the Transocean U.S. Savings Plan.

         4.02 COVENANT TO CONTRIBUTE. TODCO hereby affirmatively covenants to make an additional annual employer contribution to the TODCO Savings Plan on behalf of those participants who are employed in the TODCO Business in the amount of 1 1/2% of each such employee's base pay. TODCO further acknowledges that such additional annual employer contribution shall be made during the period commencing on November 1, 2002, and ending on the date on which TODCO is no longer a member of the "controlled group" of corporations of

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Transocean (as defined in section 414(b) of the Code) or such other date that
TODCO and Transocean mutually agree otherwise.

                                   ARTICLE V.

                                  WELFARE PLANS

         5.01 PARTICIPATION IN AND GENERAL ADMINISTRATION OF WELFARE PLANS.

                  (a) Medical and Dental Plan. Effective as of August 1, 2002, Transocean transferred sponsorship of the Transocean Shallow-Water Group Medical and Dental Plan to TODCO, and said Plan has been renamed the TODCO Medical and Dental Benefits Plan.

                  (b) Retiree Medical.

                           (i) Effective as of August 1, 2002, Transocean
                  Holdings assumed the obligations, liabilities and costs of retiree medical coverage for employees who retired from TODCO and who were participants in the Transocean Holdings Medical and Dental Benefits Plan as of such date. Transocean Holdings shall continue to administer, or cause to be administered, in accordance with their terms and applicable law, said Plan, and shall have sole and absolute discretion and authority to interpret said Plan or amend or terminate said Plan, as set forth therein. Except as otherwise expressly provided above, no other employee of any member of the TODCO Group shall be entitled to benefits under the Transocean Holdings Medical and Dental Benefits Plan. TODCO shall have no obligation to establish, maintain or sponsor a medical benefits plan for retired employees.

                           (ii) Transferred Employees who were eligible to
                  commence retiree medical coverage under the Transocean Holdings Medical and Dental Benefits Plan as of January 1, 2003 shall remain eligible to receive retiree medical coverage under said Plan, even after they transfer to work in the TODCO Business; provided, however, that such coverage shall be received by such Transferred Employees only to the extent that other employees of the Transocean Group on the U.S. payroll who are similarly situated as to age, length of service and retiree medical commencement date are covered under said Plan on similar terms. Such Transferred Employees shall be required to contact Transocean's benefits department no later than 60 days after the date of their retirement in order to commence the retiree medical coverage available to them upon their retirement from the TODCO Business. Notwithstanding the foregoing, such Transferred Employees ceased to accrue additional service under the Transocean Holdings Medical and Dental Benefits Plan as of December 31, 2002.

                  (c) Life Insurance and Long Term Disability. Transocean sponsors the Transocean U.S. Life Insurance Plan and the Transocean U.S. Long Term Disability Plan. In connection with said Plans, Transocean has a guaranteed rate under the group life insurance policy and the long term disability insurance policy with Hartford Life & Accident Insurance Company, a Delaware corporation ("Hartford"), until January 1, 2005. Transocean hereby affirmatively covenants to use reasonable efforts to retain such policies until the first to occur of January 1, 2005 or the date on which Transocean no longer owns shares representing at least a majority of the voting power of all of the outstanding shares of TODCO Voting Stock. In addition, Transocean affirmatively covenants to use reasonable efforts to obtain a separate premium reporting structure from Hartford for such policies, to be effective as of the IPO Closing Date, provided that such continued coverage does not result in an increased premium rate under the relevant policy. If Transocean is unable to obtain a separate premium reporting structure for a policy, Transocean shall allocate the premium owed to Hartford and attributable to coverage for TODCO Employees based on past practices.

                  (d) AD&D. Transocean currently sponsors the Transocean Accidental Death & Dismemberment Plan and has an Accidental Death and Dismemberment ("AD&D") contract with Cigna Life insurance Company of North America, a Pennsylvania corporation ("Cigna"). Transocean has a guaranteed rate under the AD&D contract with Cigna until December 31, 2003. Unless Transocean and TODCO mutually agree otherwise, Transocean affirmatively covenants to use reasonable efforts to retain coverage for TODCO Employees under the existing AD&D contract with Cigna, provided that such continued coverage does not result in an increased premium rate. Transocean shall retain said coverage for TODCO Employees until the first to occur of January 1, 2004 or the date on which Transocean no longer owns shares representing at least a majority of the voting power of all outstanding shares of TODCO Voting Stock.

                  (e) Short Term Disability. TODCO hereby acknowledges that TODCO has been and shall continue to be responsible for and administer all liabilities (if any) for TODCO Employees who are on nonoccupational medical leaves of absence.

                  (f) Flexible Benefits Plan. Effective as of August 1, 2002, TODCO Employees ceased to participate in the Transocean Flexible Benefits Plan with Health Care Reimbursement, and their accounts under said Plan were transferred to the TODCO Flexible Benefits Plan as of the date. TODCO hereby acknowledges that TODCO shall be responsible for the administration of the TODCO Flexible Benefits Plan. Until April 30, 2003, Transocean shall continue to reimburse TODCO Employees for claims submitted under the Transocean Flexible Benefits Plan with Health Care Reimbursement during the 2002 Plan year, subject to the terms and conditions of the Plan.

         5.02 ADMINISTRATION AND AUDIT OF CERTAIN WELFARE PLANS.

                  (a) Medical and Dental Plan. Transocean shall continue to maintain the administration of the TODCO Medical and Dental Benefits Plan until December 31, 2003 Transocean agrees that the TODCO Medical and Dental Benefits Plan shall continue to be administered by Benefit Planners Inc. ("BPI"), a third-party claims administrator, in accordance with that certain Administrative Services Agreement, dated effective August 1, 1999 (the "Administrative Agreement"), unless Transocean gives written notice to TODCO of a change in administrators. The administrative costs of said Plan that are attributable to TODCO Employees shall be assumed and charged to TODCO in a manner that is consistent with past practice, and TODCO hereby affirmatively covenants to pay such costs to Transocean. In addition, TODCO hereby affirmatively covenants to provide Transocean with the participant data necessary to administer any claims or determine amounts owed under said Plan and the payment for administrative costs attributable to TODCO Employees under the Administrative Agreement no later than the 5th day of each month. TODCO shall provide Transocean any other all participant information that is reasonably necessary or appropriate for the efficient and accurate administration of said Plan. Notwithstanding the foregoing, the payment or funding of any claim of a TODCO Employee under the TODCO Medical and Dental Benefits Plan shall be the sole responsibility of TODCO.

                  (b) Life Insurance, Long Term Disability and AD&D. Transocean shall continue to calculate the premiums attributable to TODCO Employees under the Transocean U.S. Life Insurance Plan, the Transocean U.S. Long Term Disability Plan and the Transocean Accidental Death & Dismemberment Plan until July 1, 2003 and, during such time, TODCO shall provide Transocean with the premium payments owed for TODCO Employees no later than the 10th day of each month or, if later, three business days after the date on which TODCO receives notice of the amount of the premiums owed. After July 1, 2003, TODCO shall provide Transocean with the premium report and/or the data used for premium calculations for TODCO Employees and the premium payments owed for such TODCO Employees no later than the 10th day of each month. Notwithstanding the foregoing, if the rates guaranteed under the policies with Hartford cease to apply for any reason prior to December 31, 2004, TODCO retains the right to cease to be a Participating Company in the Transocean U.S. Life Insurance Plan and the Transocean U.S. Long Term Disability Plan, whichever is applicable. In addition, notwithstanding the foregoing, if the rate guaranteed under the AD&D contract ceases to apply for any reason prior to December 31, 2003, TODCO retains the right to cease to be a Participating Company in the Transocean Accidental Death & Dismemberment Plan.

                  (c) Audits. Transocean shall have the right to conduct an audit of TODCO's participant information relating to the TODCO Medical and Dental Benefits Plan coverage through the period ending December 31, 2003, and if TODCO fails to cooperate with such audit, Transocean retains the right to cease administration of that Plan under the Administrative Agreement. Transocean shall also have the right to conduct an audit of the premium report and the data used for premium calculations for TODCO Employees under the Transocean U.S. Life Insurance Plan, the Transocean U.S. Long Term Disability Plan and the Transocean Accidental Death & Dismemberment Plan at any time, and if TODCO fails to cooperate with such audit, Transocean retains the right to cause TODCO to cease to be a Participating Company in said Plans. TODCO shall continue to make available in connection with the audit all documents and other information that Transocean reasonably requires. Transocean shall determine, in its sole discretion, the performance standards, audit methodology, auditing policy and quality measures and reporting requirements.

         5.03 COBRA AND HIPAA. As provided in Section 5.02(a) of this Agreement, until December 31, 2003, BPI shall continue to administer the TODCO Medical and Dental Benefits Plan and, in turn, the compliance with the health care continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and the portability requirements under Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), with respect to TODCO Employees and their qualified beneficiaries (as such term is defined under COBRA) whose coverage under said Plan terminates, subject to TODCO's cooperation with participant data request and payment of administrative costs attributable to TODCO Employees and the terms and conditions of the Administrative Agreement. TODCO hereby acknowledges that TODCO shall be solely responsible for administering compliance with the health care continuation coverage requirements for "group health plans" under Title X of COBRA, and the portability requirements under HIPAA, (a) on and after January 1, 2004, with respect to TODCO Employees and their qualified beneficiaries (as such term is defined under COBRA) whose coverage under the TODCO Medical and Dental Benefits Plan terminates, and (b) with respect to TODCO Employees and their qualified beneficiaries (as such term is defined under COBRA) whose coverage under any other Transocean Plans and TODCO Plans terminates, regardless of whether such termination takes place prior to, on or subsequent to the IPO Closing Date. Notwithstanding the foregoing, the payment or funding of any claim of a TODCO Employee under COBRA or HIPAA shall be the sole responsibility of TODCO.

         5.04 LEAVE OF ABSENCE AND FMLA. TODCO hereby acknowledges that TODCO shall be responsible for administering leaves of absence and complying with FMLA with respect to TODCO Employees. Transocean shall have the right to conduct an audit of TODCO's compliance with FMLA at any time prior to the date on which TODCO is no longer a member of the "controlled group" of corporations of Transocean (as defined in section 414(b) of the Code). TODCO shall continue to make available in connection with the audit all documents and other information that Transocean reasonably requires. Transocean shall determine, in its sole discretion, the performance standards, audit methodology, auditing policy and quality measures and reporting requirements.

         5.05 WORKERS' COMPENSATION. TODCO hereby acknowledges that TODCO has been and shall continue to be responsible for the administration, costs and funding of workers' compensation claims for TODCO Employees.

                                   ARTICLE VI.

                          EQUITY AND OTHER COMPENSATION

         6.01 OPTIONS. Certain TODCO Employees have been granted options under the Long-Term Incentive Plan of Transocean Inc. Transocean agrees that service with TODCO shall be considered to be service with a "subsidiary" as defined in the Long-Term Incentive Plan for so long as Transocean continues to own shares representing at least a majority of the voting power of all of the outstanding shares of TODCO Voting Stock. If the TODCO Employee is employed by TODCO as of the date on which Transocean ceases to own shares representing at least a majority of the voting power of all of the outstanding shares of TODCO Voting Stock, then (i) such TODCO Employee shall no longer be considered employed by Transocean or one of its subsidiaries under said Plan and, in turn, shall be considered terminated for purposes of determining the TODCO Employee's rights with respect to such option and (ii) such termination shall be considered a termination for the convenience of Transocean under said Plan.

         6.02 STOCK PURCHASE PLAN. Effective as of January 1, 2003, R&B Falcon Management ceased to be a Participating Company in the Transocean Employee Stock Purchase Plan, and TODCO Employees were no longer eligible to participate in said Plan. As soon as administratively feasible after such date, TODCO Employees shall receive the amounts credited to their accounts under said Plan and a certificate for the number of shares of stock held in their accounts in accordance with Section 11 of said Plan.

                                  ARTICLE VII.

                           CERTAIN TRANSITION MATTERS

         7.01 TRANSITION SERVICES AGREEMENT. On or about the date hereof, Transocean Holdings and TODCO shall enter into the Transition Services Agreement covering the provisions of various services to be provided by Transocean Holdings and its affiliates to TODCO. The provisions of this Agreement shall be subject to the provisions of such Transition Services Agreement and to the extent that any provision in this Agreement is inconsistent with a provision in the Transition Services Agreement the provision in the Transition Services Agreement shall control.

         7.02 REQUESTS FOR IRS AND DOL OPINIONS. Transocean, Transocean Holdings and TODCO shall make such applications to regulatory agencies, including the IRS and the DOL, as may be necessary or appropriate. TODCO and Transocean shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which Transocean and/or TODCO elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

         7.03 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, Transocean, Transocean Holdings and TODCO shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Transocean, Transocean Holdings and TODCO shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

         7.04 TAX COOPERATION. In connection with the interpretation and administration of this Agreement, Transocean, Transocean Holdings and TODCO shall take into account the agreements and policies established pursuant to the Separation Agreement and the Tax Allocation Agreement.

         7.05 PLAN RETURNS. Plan Returns shall be filed or caused to be filed by Transocean, Transocean Holdings or TODCO, as the case may be, in accordance with the principles established in the Tax Allocation Agreement. For purposes of this
Section 7.05, "Plan Returns" means any return, report, certificate, form or similar statement or document required to be filed with a government agency with respect to an employee benefit plan governed by the ERISA, or a program governed by section 6039D of the Code.

                                  ARTICLE VIII.

                           EMPLOYMENT-RELATED MATTERS

         8.01 TERMS OF TODCO EMPLOYMENT. Employees of the TODCO Group may be required to execute a new agreement regarding confidential information and proprietary developments in a form approved by TODCO. In addition, nothing in this Agreement, the Separation Agreement, the Transition Services Agreement or the Tax Allocation Agreement should be construed to change the at-will status of any of the employees of any member of the Transocean Group or the TODCO Group.

         8.02 NON-TERMINATION OF EMPLOYMENT; NO THIRD-PARTY BENEFICIARIES. No provision of this Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any TODCO Employee or other future, present or former employee of Transocean, TODCO, the Transocean Group or the TODCO Group under any Transocean Plan or TODCO Plan or otherwise. Without limiting the generality of the foregoing: (a) except as otherwise provided in this Agreement or applicable provisions of the Plans, neither the IPO, the Separation nor the termination of the Participating Company status of TODCO or any member of the TODCO Group shall cause any employee to be deemed to have incurred a termination of employment; and (b) except as otherwise provided in this Agreement, no transfer of employment between the Transocean Group and the TODCO Group before the IPO Closing Date shall be deemed a termination of employment for any purpose hereunder.

                                   ARTICLE IX.

                               GENERAL PROVISIONS

         9.01 EFFECT IF IPO DOES NOT OCCUR. Subject to Section 9.08, if the IPO does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the IPO Closing Date, or otherwise in connection with the IPO, shall not be taken or occur except to the extent specifically agreed by the parties.

         9.02 LIMITATION OF LIABILITY. TO THE EXTENT THAT TRANSOCEAN OR ANY MEMBER OF THE TRANSOCEAN GROUP PROVIDES SERVICES UNDER THIS AGREEMENT TO TODCO, AND SUCH SERVICES ARE NOT OTHERWISE ADDRESSED IN THE TRANSITION SERVICES AGREEMENT, SUCH SERVICES SHALL BE PERFORMED WITH THE SAME GENERAL DEGREE OF CARE AS WHEN PERFORMED WITHIN THE TRANSOCEAN ORGANIZATION. TODCO HEREBY EXPRESSLY WAIVES ANY RIGHT TODCO MAY OTHERWISE HAVE FOR ANY LOSSES, TO ENFORCE SPECIFIC PERFORMANCE OR TO PURSUE ANY OTHER REMEDY AVAILABLE IN CONTRACT, AT LAW, OR IN EQUITY IN THE EVENT OF ANY NON-PERFORMANCE, INADEQUATE PERFORMANCE, FAULTY PERFORMANCE OR OTHER FAILURE OR BREACH BY TRANSOCEAN OR ANY MEMBER OF THE

TRANSOCEAN GROUP UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF TRANSOCEAN OR ANY MEMBER OF THE TRANSOCEAN GROUP OR ANY OTHER PERSON OR ENTITY INVOLVED IN THE PROVISION OF SERVICES AND WHETHER DAMAGES ARE ASSERTED IN CONTRACT OR TORT, UNDER FEDERAL, STATE OR FOREIGN LAWS OR OTHER STATUTE OR OTHERWISE.

         9.03 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating a fiduciary relationship, a relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein. This Agreement shall be binding upon and inure solely to the benefit of and be enforceable by each party and its respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         9.04 INCORPORATION OF SEPARATION AGREEMENT PROVISIONS. If a dispute, claim or controversy results from or arises out of or in connection with this Agreement, the parties agree to use the procedures set forth in Article VI of the Separation Agreement in lieu of other available remedies, to resolve same. The provisions of Sections 8.1 (Limitation of Liability) and 8.5 (Notices) of the Separation Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section 9.04 to an "Article" or a "Section" shall mean Articles or Sections of the Separation Agreement, and, except as expressly set forth herein, references in the material incorporated herein by reference shall be references to the Separation Agreement).

         9.05 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Texas, irrespective of the choice of law principles of the State of Texas, as to all matters, including matters of validity, construction, effect, performance and remedies.

         9.06 SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

         9.07 AMENDMENT. Transocean, Transocean Holdings and TODCO may mutually agree to amend the provisions of this Agreement at any time or times, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each

Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable.

         9.08 TERMINATION. This Agreement may be terminated at any time prior to the IPO Closing Date by Transocean in its sole discretion (without the approval of TODCO). This Agreement may be terminated at any time after the IPO Closing Date by mutual consent of Transocean, Transocean Holdings and TODCO. In the event of termination pursuant to this Section, no party shall have any liability of any kind under this Agreement to the other party.

         9.09 CONFLICT. In the event of any conflict between the provisions of this Agreement and the Separation Agreement or any Plan, the provisions of this Agreement shall control. In the event of any conflict between the provisions of this Agreement and the Transition Services Agreement, the provisions of the Transition Services Agreement shall control.

         9.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Agreement.

                  IN WITNESS WHEREOF, each of the parties has caused this Employee Matters Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

                                    TRANSOCEAN INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    TRANSOCEAN HOLDINGS INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    TODCO


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title: